Supplement Dated January 15, 2016
To The Prospectus Dated April 27, 2015

JNL® Variable Fund LLC

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective April 25, 2016, the JNL/Nasdaq® 25 Fund, in conjunction with certain investment strategy and fund name changes mentioned below, will be adopting an investment policy to invest, under normal circumstances, at least 80% of its assets in the stocks in the NASDAQ 100 Index in proportion to their market capitalization weighting in the NASDAQ 100 Index.

Investment Strategy, and Name Change of JNL/Mellon Capital Nasdaq® 25 Fund
On December 8-9, 2015, the Board of Managers of the JNL Variable Fund LLC approved a change in the investment strategy of JNL/Mellon Capital Nasdaq® 25 Fund (“Fund”), and a corresponding change in the Fund’s name.  The name of the Fund will change to JNL/Mellon Capital Nasdaq® 100 Fund.  The changes in investment strategy and Fund name are not subject to shareholder approval and are expected to take place on or around April 25, 2016.

This Supplement is dated January 15, 2016.